Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Lingerie Fighting Championships, Inc. (the "Company") on Form 10-K for the year ended February 28, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Shaun Donnelly, chief executive officer of the Company, and Terry Butler, chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 3, 2015                                                                                                                      By:  /s/ Shaun Donnelly
        Shaun Donnelly
        Chief Executive Officer
        (Principal Executive Officer)

Date: June 3, 2015                                                                                                                        By: /s/ Terry Butler
       Terry Butler
       Chief Financial Officer
       (Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.